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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2004

                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                      0-22356                       58-20583
(State or other               (Commission File                (IRS Employer
  jurisdiction                    Number)                   Identification No.)
of incorporation)

                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS
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Item 5.  Other Events.
Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
Item 9.  Regulation FD Disclosure

SIGNATURES
PRESS RELEASE
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Item 5.  Other Events.

On July 13, 2004, Friedman's Inc. (the "Company") announced that Jamie King has been elected to the Company's Board of Directors and will serve as Audit Committee Chairman. In addition, Erik Kovats has joined the Company as Executive Vice President of Stores. The Company also announced that Steve Lang, Senior Vice President of Merchandising, has resigned to pursue other opportunities.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

        (c)     Exhibits

        The following exhibits are filed or furnished as a part of this report to the extent described in Items 5 and 9:

Exhibit
Number               Description
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99.1                 Press Release dated July 13, 2004

Item 9. Regulation FD Disclosure.

On July 13, 2004, the Company issued a press release announcing that Jamie King has been elected to the Company's Board of Directors and will serve as Audit Committee Chairman. In addition, Erik Kovats has joined the Company as Executive Vice President of Stores. The Company also announced that Steve Lang, Senior Vice President of Merchandising, has resigned to pursue other opportunities. That press release, attached hereto as Exhibit 99.1, is furnished but not filed pursuant to Regulation FD.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Friedman's Inc.
                                       (Registrant)

Date: July 13, 2004                    By: /s/ Steve Moore
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                                          Steve Moore
                                          Chief Administrative Officer, General
                                          Counsel, and Secretary

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